UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number          811-09088
                                  -------------------------------------


                      TEXAS CAPITAL VALUE FUNDS, INC.
-----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
-----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                       Mark A. Coffelt, President
                   First Austin Capital Management, Inc.
   6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
-----------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   (512) 328-9321
                                                   --------------------

Date of fiscal year end:       09/30
                        ------------------

Date of reporting period:     9/30/03
                         -----------------

INVESTMENT MANAGER'S REPORT

Fellow Shareholders,

The net asset value of the Value and Growth Portfolio
(V&G) on September 30th, 2003 was $19.93 per share.
In our previous letter from March 31st, we noted
that we were in a "Quiet Bull Market" since few
investors saw it, and fewer still believed it.
Since then, the S&P 500 Index is up 18%, while
your fund is up 46%.   Yet, it appears to us that
most investors are still fighting the last bear market. But, first the numbers:


Periods2               V&G1     Russell     S&P
(ended                           20003     5003
09/30/03)                       Smaller   Larger
                                Stocks    Stocks
Last Quarter           7.90%     9.08%     2.64%
Last Six Months       46.11     34.63     18.37
Last 1 Year           35.58     36.50     24.30
Last 3 Years          12.36     (0.82)   (10.16)
Last 5 Years           8.18      7.46      0.97
Since Inception       10.40      7.66      8.57
(See Graph on Page 8)

       Of course, you know the old caveat, "past performance may not be indicative of future results."

To gain from the most dynamic bull markets, one must often endure the most painful bear markets.
Most investors were heavily invested in the "New
Economy" stocks. As a result, the last few years have been traumatic. Even though your fund managed to sidestep most of the damage by staying away from the speculative technology and telecommunication stocks, we are pleased to "close the books" on the Great Millennial Bear Market.

1 After the maximum sales charge of 5.75%, the returns for the last quarter, last 6 months, last 12 mos., last 3 years, last 5 years, and since inception (11/06/95) would be: 1.7%, 37.71%, 27.78%, 10.16%,
6.91%, and 9.58% respectively. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.2 Calendar years. Highest comparative returns for each period are shaded. 3 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively. Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.

1,000 on the S&P 500-Now and Then

We are now more than seven months into the first bull market of the new millennium. Just like six months ago, what strikes us is how few recognize it.
The level of anxiousness and skepticism is far greater today than it was at the height of the mania, most likely because investors' portfolios are still deep underwater. But, unlike the period of the bubble, we think that this is one of the safest, most productive times to be invested in equities. At this moment the S&P 500 is slightly above the 1,000 level, at 1,050.
Our contention is that the market today is on much more solid footing than the first time the S&P 500 topped 1,000 in early 1998.

Today, S&P 500 earnings are nearly 20% higher than in 1998.

The difference between earnings reported to the SEC and earnings reported to investors has almost disappeared. This is far healthier than when earnings were exaggerated through deceptive "Pro forma" earnings reports.

Interest rates are much lower today than they were during the first few months of 1998. The combination of higher earnings and lower interest rates makes the market more attractively valued than the first time the S&P 500 was at 1,000.

The current rally coincides with an earnings rebound and new economic recovery. It is likely that earnings will peak at a much higher level than where they are today. 1998 was the seventh year of an economic expansion and earnings were very close to the peak for the 1990s economic expansion.

A shift in investor sentiment driven by improving economic fundamentals powers a new bull market. In 1998, investor sentiment was exceptionally enthusiastic--nearly every news or financial magazine was touting the benefits of a "New Economy." Historically this indicates a market that is near a top. Today, there are far more pessimists, which is typically the case near the bottom of a bear market. Skepticism is the fuel for bull markets. With investors still so wary, this bull market has a long ways to go.
In 1998, the market was essentially running on fumes, whereas in 2003, the gas tank is full.

Realistic Bull Market Hopes

If this is a new bull market, what should investors realistically expect to gain from it? Unfortunately, there is no such thing as a typical bull market. They vary dramatically in length and magnitude, with the last two bull markets persisting much longer than average. The median bull market since 1932 lasts about two and a half years, and prices appreciate a little more than 75%. During the last bull market, earnings nearly tripled, and prices quintupled.
During the bull market from 1982 through 1987, prices more than tripled. (Investech Research, October 17, 2003). Our best guess is that this bull market will be somewhat better than average, but not as strong as what investors experienced during the '90s.

We emphasize that these kind of long-term projections are not reliable, but they do at least give us a sense of proportion when evaluating the attractiveness of stocks relative to other investment instruments. Estimates of future earnings growth are marginally more reliable than predicting long-term stock market returns. If we assume that earnings continue to grow at a rate of 9% or so, which is comparable to the long-term earnings growth rate of the last 80 years, we can forecast that earnings for the S&P 500 will be roughly $125 in ten years.

Applying today's P/E ratio of 20, which is reasonable by historic standards, we arrive at an S&P 500 price target of more than 2,500 ten years from now. In other words, $10,000 invested today, could well be worth more than $25,000 ten years from now. Over the intermediate to long term, it is unlikely that many investors will find a superior investment vehicle that is more productive in building long-term wealth.

More Flexibility, More Diversity

We are meeting the bull market with more flexibility and more diversity. As of this writing, V&G is up nearly 60% in 2003. The last "blow-out" year for us was 1997 when the fund was up 46% for the calendar year.
Since then, we think we have dramatically improved the investment process.

Our portfolio in 1997 comprised fewer than 35 stocks, whereas today your fund holds approximately 160 stocks. Previously, the top ten stocks often made up more than 50% of the portfolio. Today, our top ten stocks account for less than 16% of the portfolio. Our goal is simple: We want outstanding performance, but we would like to mute the volatility. As a result, we are invested in a broader mix of industries, sectors, and market capitalizations.

Our selection strategies are also diversified. In 1997, we selected stocks with a focused value approach. Today it is a diversified approach. We want a portfolio made up of growth stocks, value stocks, special situation stocks, foreign stocks, and any investment in which we can confidently identify an attractive expected return.

Finally, our market monitoring system is sophisticated and broad. We know daily which industries, which sectors, which styles, which market caps, which strategies and which competitors are doing well. If large stocks are shriveling, you can be sure we will minimize our exposure there, which happens to be exactly the situation today.

The Anti-Index Decade

The 90's were the decade of the index fund. The S&P 500 Index beat most active managers in the 90's. Large stocks appreciated more than small stocks and indexing became popular. Indexing was a self fulfilling prophesy: As more investors indexed, larger stocks, which dominate the S&P 500, continued to do better, pulling even more investors into large cap stocks and index funds. As long as the funds grew, they produced little taxable income for an added benefit.

It is a different world today. The prick in the bubble not only impacted speculative stocks, but it may have reversed the self-reinforcing flows into index funds. Large stocks have lagged the average sized stock for the last few years. Within the S&P 500, the 50 largest stocks were up only 20% in the last 12 months while the smallest 50 smallest stocks were up 39%, nearly twice as much.

The Decade of Small Stocks

Our best guess is that smaller stocks will continue to lead the markets, but we will seek out the best opportunities, be they in large or small stocks. We think index funds and the largest mutual funds, which by virtue of their size must own the largest companies, will likely underperform smaller funds that hold smaller stocks. Like the index phenomenon which lasted for a decade, this too could go on for an extended period.

Typically, the smaller stocks and economically sensitive stocks lead a new bull market. This seems to be the case today as well. Small stock performance has trounced the S&P 500 which accounts in large part for your fund's substantial outperformance of the S&P 500 so far this year. The sectors where demand is most sensitive to the overall economy have also outperformed this year. Industrials, consumer discretionary stocks, and technology are leading the market, while defensive companies badly trail the returns achieved by the more demand sensitive sectors.

In addition to the factors that have typically caused small stocks to outperform during the first years of a new bull market, there are factors unique to the current market that could cause small stocks to outperform for a longer than usual period.

The smallest stocks represent the greatest opportunity today. Disenchantment with Wall Street recommendations is causing more investors to look outside the most visible group of stocks. Many of the 8,000 publicly traded companies are debt-free, and cash flow positive. They have no need to raise capital through a debt or equity offering.
As investors have become increasingly self-reliant, interest in these inexpensive, fast growing companies has increased. The amount of interest in small companies is increasing with the nascent economic recovery.

Acquisitions will be the primary use of corporate cash. According to a June presentation by Vadim Zlotnikov, the Chief Investment Strategist at Sanford Bernstein (one of the few Wall Street research firms that has no investment banking interests) "At more than $800 billion, cash as a percent of assets in the corporate universe is among the highest in U.S. history, while debt leverage is declining. " Zlotnikov goes on to say that one of the biggest obstacles facing large corporations is the lack of compelling internal growth opportunities. He cites a recent survey of 50 CFOs of companies with more than $200 billion in revenues that suggests that acquisitions will be the primary use of incremental cash flows-ahead of capital expenditures and debt reduction. We have seen this occurring in our own portfolio of companies.

Small stock outperformance can continue for an extended period.
It would not surprise us if for the next five to ten years we see an environment very similar to the 1970s. From 1973 through 1982, the smallest 20% of stocks on the New York Stock Exchange were up more than 600%, while the larger stocks floundered (Leuthold Group).

A Word about the Mutual Fund Scandal

There have been two types of fraud recently uncovered by regulators. In one case, a large investor was able to buy into a fund after the close of the market. The attorney general of New York likened this practice to betting on the winning horse after the race had been run. The reason this is corrupt is that the large investor benefited at the expense of the fund shareholders. Gains that rightfully belong to the fund's shareholders are
diluted when another investor buys in at yesterday's price.   From our
standpoint there is no punishment too severe for the perpetrators of this particular fraud.

The other type of fraud pertains to the aggressive timing of mutual funds. Many funds' prospectuses discourage aggressive timing in and out of mutual funds. In general, the more trading that occurs in a fund, the greater the cost to the fund's shareholders. Because of the way costs are apportioned across the shares of the fund, if a large investor pulls out of the fund quickly after buying it, the remaining shareholders end up footing the bill to sell securities to meet the large redemption. It is for this reason that funds either discourage timing by their investors, or they assess a redemption fee on the assets that are pulled out as a way of compensating the fund's

1Transcript of remarks given at the Strategic Decisions Conference on June 3-5, by Vadim Zlotnikov, Chief Investment Strategist for
Sanford Bernstein.

remaining shareholders. Many firms have gotten into trouble recently when they state a policy discouraging timers in their prospectus, but make special arrangements to accommodate this type of investor. It seems that the arrangements would usually benefit the parent company at the expense of the fund's shareholders.

Some of the industry's largest and most respected fund companies are admitting to abusing their shareholders. As a result, assets are pouring out of these mutual funds. This might explain some of the recent underperformance of the most widely owned stocks.

In our opinion, there are two types of mutual fund firms. Some firms spend far more on marketing than they do on portfolio management and research.
These firms are essentially marketing firms first. Performance is secondary to assets under management. These are the fund firms that are most likely to have indulged in the scandals that are becoming more apparent to investors.

The other type of managers invests their clients' wealth as if it were their own, or their parents, or their grandparents. They tend to spend a relatively minuscule amount on marketing, relying on word of mouth and a job well done to increase the esteem with which their shareholder partners perceive them. Usually, most of the marketing is focused on writing a well thought out report to shareholders. The managers of these firms will typically invest the preponderance of their wealth right alongside their clients.

No research is more important to achieving your investment goals than knowing which type of investment firm you have entrusted with your wealth. The managers of Texas Capital have nearly every cent of their wealth invested right alongside yours. Many of our family and friends are also invested along with us. For us to betray the trust of those closest to us by mismanaging their wealth is not something that we can contemplate. Some years are better than others, but rest assured that we are always trying to do the best job for our clients. Not because we are also clients, but because it's the right thing to do.

Thank you for staying with us through some of the lean years, we look forward to rewarding your trust.

Value & Growth Portfolio Comparison with Unmanaged Indices
November 6, 1995 - September 30, 2003

[GRAPHIC OMITTED]


Period             TCVGX      Russell 2000       S&P 500
                   (@NAV)     (smaller stocks)   (larger stocks)

Ending Value      $20,870        $17,909          $19,154
1 year             35.58%         36.50%           24.30%
5 years             8.18           7.46             0.97
Since Inception    10.40           7.66             8.57

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value & Growth Portfolio
Portfolio of Investments
September 30, 2003


Industry             Shares     Company                     Market Value     %
Advertising          14,000     Catalina Marketing           $212,660       0.82
                     20,200     Coactive Marketing
                                Group Inc.*                    91,708       0.35
                                                              304,368       1.17

Aerospace/            3,000     Ducommun Inc.*                 48,900       0.19
Defense


Airfreight and       39,800     Dynamex*                      358,598       1.38
Logistics


Airlines             15,000     America West Holdings
                                Corp*                         145,950       0.56
                     15,000     Lan Chile SA-Spon ADR         165,750       0.64
                     41,600     World Airways*                199,680       0.77
                                                              511,380       1.97

Application          41,500     Captiva Software Corp*        310,835       1.19
Software             33,100     Epicor Software Corp*         298,231       1.15
                     15,000     QAD Inc.*                     162,300       0.62
                                                              771,366       2.96

Auto Parts &          4,000     Starcraft Corp                135,040       0.52
Equipment            24,000     Tenneco Automotive Inc.       150,960       0.58
                                                              286,000       1.10


Broadcasting          2,200     Grupo Radio Centro
                                SA-SPADR & Cable               13,002       0.05
                     25,000     UnitedGolbalCom, Inc.-CLA     152,750       0.59
                                                              165,752       0.64


Building              4,569     Modtech Holdings*              36,278       0.14
Products              8,000     USG Corp.                     137,920       0.53
                                                              174,198       0.67

Casinos              17,000     Monarch Casino &
& Gaming                        Resort                        189,210       0.73




Industry             Shares     Company                     Market Value      %
Communications       17,900     Optical Cable Corp.*          132,460       0.51
Equipment             3,500     UTStarcom Inc.*               111,300       0.43
                     35,000     Westell Technologies*         262,150       1.01
                                                              505,910       1.95

Computer              6,000     Astro-Med Inc.                 61,506       0.24
Storage/              3,800     Imation Corporation           124,070       0.48
Peripherals                                                   185,576       0.72

Computer             52,900     Englobal Corp*                152,881       0.59
Hardware

Construction &       28,500     Shaw Group Inc. (The)*        299,535       1.15
Engineering

Construction          5,000     Amcol International Corp       61,800       0.24
Materials

Consumer             99,600     Emerson Radio Corp*           373,500       1.43
Electronics

Consumer             10,000     Americredit Corp*             103,000       0.40
Finance               5,000     Capital One Financial Corp    285,200       1.10
                     50,000     E-Loan Inc.*                  181,500       0.70
                      9,000     World Acceptance Corp*        121,950       0.47
                                                              691,650       2.67

Distributors          3,000     Brightpoint Inc.*              98,400       0.38

Diversified          28,600     Bancolumbia SA Spons-ADR      138,138       0.53
Financial
Services


Industry             Shares     Company                     Market Value      %
Diversified           4,000     Freeport McMoran-B            132,400       0.51
Metal/Mining          2,000     Phelps Dodge Corp              93,600       0.36
                                                              226,000       0.87

Elecric Utilities     5,000     Edison                         95,500       0.37

Electrical           20,800     AMX Corp*                     114,192       0.44
Component            16,000     EXX Inc.-CL A*                 67,200       0.26
                     15,462     Technology Research Corp      111,017       0.43
                                                              292,409       1.13

Electronic            7,000     Image Sensing Systems Inc.*    51,380       0.20
Equipment            10,000     Lowrance Electronics Inc.*    115,900       0.44
                     54,200     Perceptron                    292,680       1.12
                                                              459,960       1.76

Electronic           13,000     Sigmatron International Inc.  261,040       1.00
Manufacturing

Food                 18,300     Central European Dist. CP     500,505       1.92
Distributors         18,357     Nash-Finch Co.                284,534       1.09
                                                              785,039       3.01

Footwear              5,000     Brown Shoe Company Inc.       158,500       0.61

Gas Utilities         2,000     Kinder Morgan Inc.            108,020       0.41

Gold                  8,000     RandGold and Exploration-ADR  105,040       0.40

Health Care -         4,000     Owens & Minor Hldg. Co.        96,400       0.37
Distributors

Health Care -        18,600     Alaris Medical                308,760       1.19
Equipment            16,700     Candela Corp                  213,092       0.82
                                                              521,852       2.01


Industry             Shares     Company                     Market Value      %
Health Care -        13,000     Curative Health Services      232,310       0.89
Facilities            5,000     Rehabcare Group Inc.           85,250       0.33
                                                              317,560       1.22

Health Care -         9,000     Coventry Health Care Inc.     474,660       1.82
Managed Care          4,000     Mid Atlantic Medical Services 205,720       0.79
                      7,000     Oxford Health Plans           289,170       1.11
                      9,000     PacifiCare Health Systems     439,200       1.69
                      5,300     Sierra Health Services        108,915       0.42
                                                            1,517,665       5.83

Health Care -         5,000     Apria Healthcare Group        136,900       0.53
Services              3,000     Express Scripts Inc.          183,390       0.70
                      4,000     Fisher Scientific Int'l       158,760       0.61
                     15,500     Option Care Inc.              186,155       0.71
                     19,000     Orthodontic Ctrs. of America  149,720       0.58
                      3,000     Pediatrix Medical Group Inc.  138,150       0.53
                      3,000     Renal Care Group Inc.         102,450       0.39
                     16,000     Res-Care Inc.                 123,200       0.47
                                                            1,178,725       4.52

Home                  4,500     Take Two Interactive*         153,720       0.59
Entertainment
Software

Homebuilding          2,300     Centex Corp                   179,124       0.69
                      6,100     Hovnanian Enterprises-CL A*   392,657       1.51
                      2,000     KB Home                       119,320       0.46
                                                              691,101       2.66

Insurance -          13,000     21st Century Holding Co.      224,120       0.86
Multi-Line


Industry             Shares     Company                     Market Value      %
Insurance -          10,000     FPIC Insurance Group Inc.*    150,700       0.58
Prop./Cas.           10,000     Kingsway Financial Services*   94,000       0.36
                      5,000     Stewart Information Svcs.     141,200       0.54
                                                              385,900       1.48

Integrated            3,900     Colt Telecom Group PLC ADR*    23,790       0.09
Telecom.             20,000     Phillipine Long Distance
                                Telephone ADR                 236,000       0.91
                     28,000     Primus Telecomm. GRP*         189,000       0.73
                     10,000     Telekommunik Indonesia ADR    136,300       0.52
                     10,100     Talk America Holdings Inc.*   115,746       0.44
                     43,000     Telecom Argen SPONS ADR       276,490       1.06
                                                              977,326       3.75

Internet             50,000     ON2 Technologies Inc.         109,000       0.42
Software             48,500     Pacific Internet              351,625       1.35
                     15,000     PEC Solutions Inc.*           221,400       0.85
                      5,000     Verisign Inc.*                 67,450       0.26
                                                              749,475       2.88

Investment           33,000     E*Trade Group Financial*      305,580       1.17
Banking              57,000     Tradestation Group Inc.       425,904       1.64
& Brokerage                                                   731,484       2.81

Leisure               5,000     Action Performance Cos. Inc.  122,200       0.47
Products              7,700     Marvel Enterprises Inc.       171,325       0.66
                      6,000     Nautilus Group Inc.            75,720       0.29
                     32,000     Radica Games                  224,000       0.86
                                                              593,245       2.28

Machinery -           7,050     EnPro Industries, Inc.         68,033       0.26
Industrial           35,000     Flanders Corporation*         168,700       0.65
                     17,000     Key Technology Inc.           195,160       0.75
                      4,900     Middleby Corp*                 90,454       0.35
                                                              522,347       2.01


Industry             Shares     Company                     Market Value      %
Marine               12,000     General Maritime Corp.*       137,280       0.53
                     21,000     OMI Corp.*                    139,020       0.53
                      5,000     Sea Containers LTD             73,050       0.28
                                                              349,350       1.34

Multi-Utilities       2,200     Energen Corp.                  79,596       0.31
                      5,000     MDU Resources Group, Inc.     168,900       0.65
                                                              248,496       0.96

Office                6,600     Gerber Scientific Inc.         46,860       0.18
Electronics


Oil & Gas -           6,000     Matrix Service Co.*           106,560       0.41
Equipment &
Services

Oils & Gas -         17,630     ATP Oil & Gas Corp.*          101,020       0.39
Exploration &         6,000     Carrizo Oil & Gas Inc.*        42,600       0.16
Production            4,500     Comstock Resources Inc.*       60,120       0.23
                     20,000     KCS Energy Services Inc.      136,000       0.52
                      3,000     Newfield Exploration Company* 115,710       0.44
                      5,000     Nexen Inc.                    136,600       0.52
                      2,300     Petrochina Co, LTD-ADR         77,165       0.30
                      2,000     Pogo Producing Co.             90,560       0.35
                                                              759,775       2.91

Oil & Gas -           7,000     PetroKazakhstan Inc.-CL A*    146,300       0.56
Integrated            7,000     Petro-Canada                  272,230       1.05
                                                              418,530       1.61

Packaged             15,750     John B. Sanfilippo & Son      334,845       1.29
Foods/Meats


Industry             Shares     Company                     Market Value      %
Personal             18,825     Innovative Companies Inc.*     50,828       0.19
Products             17,400     Medifast Inc.                 214,890       0.83
                     17,200     Natural Alternatives Int'l.*   82,560       0.32
                                                              348,278       1.34

Pharmaceuticals      12,700     AaiPharma Inc.                217,169       0.83

REITS -               4,000     Novastar Financial Inc.       229,880       0.88
Mortgage
Backed

Restaurants          15,000     Checkers Drive-In Restaurant  138,000       0.53


Retail - Apparel      5,000     AnnTaylor Stores              160,700       0.62
                      5,000     Footstar Inc.                  33,800       0.13
                                                              194,500       0.75


Retail - Catalog     16,000     Sportsman's Guide Inc.        208,000       0.80


Retail -              8,000     Electronics Boutique Holdings 228,560       0.88
Computers &
Electronics


Retail - Food        13,394     Pantry Inc.                   161,933       0.62


Retail - Home        11,000     Blue Rhino Corporation        121,880       0.47
Improvement


Semiconductors       17,000     Conexant Systems Inc.*         96,220       0.37
                      4,000     Zoran Corp.*                   78,000       0.30
                                                              174,220       0.67


Services - Data       1,000     Automatic Data Processing Inc. 35,850       0.14
Processing           18,000     Carreker Corporation*         144,900       0.56
                                                              180,750       0.70


Industry             Shares     Company                    Market Value       %
Services -            7,600     Concorde Career Colleges Inc. 177,460       0.68
Diversified/         21,794     Copart Inc.                   235,375       0.90
Commercial            8,700     Darling International Inc.*    23,055       0.09
                     15,000     ICT Group Inc.                160,650       0.62
                     25,000     PRG-Schultz Int'l Corp.*      142,000       0.55
                                                              738,540       2.84


Services -           11,300     Administaff Inc.*             100,457       0.38
Employment


Services -           22,500     Gundle/SLT Environmental*     345,375       1.33
Environmental


Specialty Stores      8,500     Asbury Automotive Group       141,525       0.54
                      2,000     Autozone Inc.                 179,060       0.69
                     18,500     Bombay Company Inc. (The)     182,225       0.70
                      4,200     Hollywood Entertainment        71,400       0.27
                     15,000     Movie Gallery Inc.            294,750       1.13
                     11,500     Select Comfort Corporation    304,750       1.17
                                                            1,173,710       4.50


Steel                 2,400     Posco-ADR                      68,640       0.26
                     14,200     Schnitzer Steel Inds. Inc.-A  426,426       1.64
                                                              495,066       1.90


Systems              12,000      Evolving Systems Inc.*       141,708       0.54
Software              9,600      The SCO Group*               132,768       0.51
                                                              274,476       1.05


Thrifts &             7,000      American Home Mtge. Hldgs.   122,990       0.47
Mortgage              3,300      Countrywide Financial Corp.  258,324       0.99
Financing            25,000      Fremont General Corp.        317,750       1.22
                      8,250      New Century Financial Corp.  234,053       0.90
                                                              933,117       3.58


Industry             Shares      Company                   Market Value       %
Trucking              5,000      Amerco*                       95,100       0.36
                      8,500      Old Dominion Freight Line*   247,265       0.95
                                                              342,365       1.31

Wireless             11,000      Boston Communications Group* 109,681       0.42
Telecom.              7,000      Nextel Communications-A*     137,970       0.53
Services             10,000      Partner Communications-ADR    58,800       0.22
                      4,500      Telemig Celular Particip.    118,035       0.45
                      8,900      Tele Centro Oest Celular ADR  64,792       0.25
                                                              489,278       1.87


Total Equity
Investments (cost $22,502,402)                             25,829,560      99.23



Demand Notes      Par Value                                Market Value       %


                         $1      American Family Demand Note        1       0.00
                                 (0.7407%  12-31-2031)


Total Demand Notes               (Cost $1)                          1       0.00



Total Investments                (Cost $22,502,403) (a)    25,829,561      99.23


Other Assets in Excess of Liabilities                         199,783        .77


Total Net Assets                                          $26,029,344     100.00%
*Non-income producing security
ADR - American Depository Receipt


(a)  At September 30, 2003, the cost for federal income tax purposes was
$22,592,424.  Net unrealized appreciation was as follows:
                         Gross unrealized appreciation    $4,080,823
                         Gross unrealized depreciation      (843,686)
                         Net unrealized appreciation      $3,237,137



STATEMENT OF ASSETS & LIABILITIES
September 30, 2003

ASSETS

     Investments at Market Value,
        (Identified Cost $22,502,402) (Note 1-A)         $ 25,829,560
     Short-Term Investments (Cost $1)                               1
     Receivable for Fund Shares Sold                          303,270
     Interest Receivable                                           94
     Dividends Receivable                                       6,737
           Total Assets                                    26,139,662



LIABILITIES

     Payable for Fund Shares Purchased                         47,958
     Demand Loan Payable to Bank (Note 4)                      20,757
     Advisory Fee Payable (Note 2)                             20,903
     Administration Fees Payable (Note 2)                      11,561
     Distribution Fees Payable                                  6,923
     Accrued Expenses                                           2,216
           Total Liabilities                                  110,318

NET ASSETS                                              $  26,029,344


NAV AND REPURCHASE PRICE PER SHARE                             $19.93

(Applicable to 1,306,290 shares outstanding, $.0001 par value,
25 million shares authorized).
MAXIMUM OFFERING PRICE PER SHARE                               $21.15
   (100/94.25 of net asset value)
NET ASSETS
At September 30, 2003, net assets consisted of:
  Paid - In Capital                                        36,850,934
  Accumulated Net Realized Loss on Investments            (14,148,748)
  Net Unrealized Appreciation on Investments                3,327,158
                                                        $  26,029,344

Value & Growth Portfolio
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2003

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $2,595)$     126,907
  Interest                                                      5,942
  Other Income                                                    935
  TOTAL INVESTMENT INCOME                                     133,784


EXPENSES
  Administrative Fee (Note 2)                                 113,637
  Management Fee (Note 2)                                     207,274
  12B-1 Fees (Note 2)                                          51,819
  Custody Fee                                                  14,124
  Interest Expense (Note 4)                                    12,420
  TOTAL EXPENSES                                              399,274


NET INVESTMENT LOSS                                          (265,490)


REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net Realized Gain from Security Transactions              2,689,219
  Change in Unrealized Appreciation                         3,821,327


NET GAIN ON INVESTMENTS                                     6,510,546


NET INCREASE IN NET ASSETS
    FROM OPERATIONS                                     $   6,245,056

Value & Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                        For the Year Ended
                                                            September 30,
                                                        2003             2002
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net Investment Loss                                $ (265,490)        (237,476)
Net Realized Gain/(Loss) on Investments             2,689,219       (1,730,723)
Change in Unrealized Appreciation on
Investments                                         3,821,327          851,181
INCREASE (DECREASE)  IN NET ASSETS
FROM OPERATIONS                                     6,245,056       (1,117,018)
DISTRIBUTIONS TO SHAREHOLDERS                           -                 -
CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold                                       7,573,626       12,697,448
  Shares Redeemed                                  (8,198,464)     (18,166,001)
DECREASE FROM CAPITAL SHARE
TRANSACTIONS                                         (624,838)      (5,468,553)

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                              5,620,218       (6,585,571)
NET ASSETS
  Beginning of Year                                20,409,126       26,994,697
  End of Year                                     $26,029,344       20,409,126


(a) CAPITAL SHARE
TRANSACTIONS
  Shares Sold                                         417,103          730,942
  Shares Redeemed                                    (499,038)      (1,124,453)
TOTAL DECREASE IN SHARES
                                                      (81,935)        (393,511)

Value & Growth Portfolio
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                             Year ended September 30,
PER SHARE
OPERATING
PERFORMANCE                      2003     2002     2001     2000     1999

NAV,
BEGINNING OF YEAR                $14.70   $15.15   $14.05   $12.85   $13.45


Net Investment Loss               (.20)    (.17)    (.06)    (.05)    (.20)
Net Realized and Unrealized
Gains/(Losses)                    5.43     (.28)    1.16     1.25     (.40)
TOTAL FROM INVESTMENT
OPERATIONS                        5.23     (.45)    1.10     1.20     (.60)


LESS DISTRIBUTIONS
Net Capital Gains                  .00      .00      .00      .00      .00

NAV, END OF YEAR                $19.93   $14.70   $15.15   $14.05   $12.85

TOTAL RETURN
FOR FISCAL YEAR                  35.6%    (3.0)%    7.8%     9.3%    (8.8)%


RATIOS
SUPPLEMENTAL DATA
Net Assets
End of Year ($000)             $26,029  $20,409  $26,995  $18,706   $31,104

RATIOS TO
AVERAGE NET ASSETS
Expenses                         1.93%    1.81%    1.84%     1.93%    1.72%
Net Loss                       (1.28)%   (.90)%  (0.46)%   (0.35)%   (0.93%)

Portfolio Turnover Rate         260.2%   347.5%   451.6%    284.3%   247.9%

Average Debt Per Share            $.23      -      $.01      $.05     $.06

Average Debt Outstanding ($000)   $291     $3       $18      $82      $226
Average Shares Outstanding (000)  $278    1,545    1,561    1,530     3,723

NOTES TO FINANCIAL STATEMENTS
September 30, 2003

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.
The Value & Growth Portfolio (the "V&G") is a series of the Texas
Capital Value Funds, Inc, (the "Fund").  V&G began investment operations on November 6, 1995.  V&G's investment objective is capital appreciation.
The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the
United States of America.
A. 	Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market.
Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the
Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Fund's policy to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.
At September 30, 2003, V&G had a capital loss carryforward available for federal income tax purposes of $14,058,727, available to offset future gains, if any, of which $5,860,154 expires in 2006, $7,485,133 expires in 2007 and $713,440 expires in 2010.
C. 	Securities Transactions, Investment Income and Other - Securities
transactions are recorded on the next business date after trade date.
Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
D. 	Distributions to Shareholders.  Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.

E. 	Accounting Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.F. 	Reclassification of
Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended September 30, 2003, V&G decreased paid-in capital by $265,490 due to V&G experiencing net investment losses. Accumulated net realized loss in investments and net assets were not affected by this change.

2.    TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets. The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.In addition, the Advisor is acting as the administrator to the Fund. For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next $25 million, .28%
on the next $70 million, .25% on the next $100 million, and .20% for
over $200 million of each series.   The Advisor bears most of the
operating expenses of the Fund including legal, audit, printing, and insurance.

Transactions with Texas Capital, Inc.
The Advisor owns an interest in Texas Capital, Inc., a registered broker-dealer. For the year ending September 30, 2003, V&G transacted $399,178 in commissions through Texas Capital, Inc. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere. The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the year ending September 30, 2003, the amount paid to the Distributor was $51,819 for V&G.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

3.	PURCHASES AND SALES OF SECURITIES

For the year ending September 30, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $53,528,047 and $54,845,814, respectively, for the Value & Growth Portfolio.

4.	LINE OF CREDIT

The Fund has a $9 million secured line of credit with US Bancorp. Borrowings under this arrangement bear interest at the bank's prime rate. At September 30, 2003, the Fund had $20,757 outstanding.
Based upon balances outstanding during the year, the weighted average interest rate was 4.24% and the weighted average amount outstanding was $291,061.

5.	DISTRIBUTIONS TO SHAREHOLDER

	As of September 30, 2003, the components of distributable earnings on a tax basis was as follows:

Capital Loss Carryforward
                             $(14,058,727)
Unrealized Appreciation
                                3,237,137

                             $(10,821,590)

There were no distributions paid in fiscal years 2003 and 2002. The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the "Fund"), a series of shares of the Texas Capital Value Funds, Inc., including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 27, 2003

BOARD OF DIRECTORS (UNAUDITED)

The Directors of the Fund, their positions held with the Fund and their principal occupations during the past five years are set forth below.

                                                                           Number of
                                                                           Portfolios      Other
                        Position(s)                                        Overseen     Directorships
Name, Age, and          Held with   Term of      Principal Occupation(s)      by          Held by
Address                   Fund       Office        During Past 5 Years     Director       Director

Mark A. Coffelt,
C.F.A, 48
6300 Bridgepoint        Chairman of  Since     President of First Austin
Parkway, Bldg. II,      the Board,  November,   Capital Management, Inc.
Ste.105                 President    1995           (1988-Present)             1               0
Austin, TX 78759


                                                President and owner of
                                                 Claflin & Associates
                                                   (1985- Present)
                                              Chairperson of the Trustee
Janis A. Claflin, 63                           Program Committee on the
1301 Capital of                                  Board of Directors of the
Texas Highway Ste                               Fetzer Institute (1987-
B-127                                 Since            Present)
Austin, Texas            Independent November    Licensed Marriage and
78746                      Director   1995         Family Therapist           1                0


                                                    CPA-Emergent
                                                 Technologies (2002-
                                                      Present)
                                                 Member-Kelly, Hart &
Edward K. Clark,                                  Hallman (1997-2002)
Attorney, CPA, 52                               Partner-Clark & Clark of
2508 Ashley Worth                     Since    Austin, Texas (1995-1997)
Blvd., Suite 200         Independent November      Certified Public
Austin, TX 78738           Director   1995            Accountant              1                0


                                               President and founder of
                                                Austin Asset Management
                                                    (1990-Present)
                                               CFP from the College for
                                                  Financial Planning
                                                Member of the CFP Board
John Henry                                           of Standards
McDonald, CFP, 55                     Since     President of the Austin
5511 Parkcrest #210      Independent November     Society of Certified
Austin, TX 78731           Director   1995         Financial Planners         1                0



ITEM 2. CODE OF ETHICS.

The registrant has not adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer. Given registrant's size, and the limited number of personnel conducting registrant's business, registrant believes that its current internal procedures adequately address the issues that such a code would otherwise cover.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has one audit committee financial expert serving on the audit committee, and any person who performs a similar function.

(a)(2) The audit committee financial expert is Ed Clark. Mr. Clark is independent as defined in Form N-CSR Item 3 (a) (2)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports with periods ending on or after December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.
        CONCLUSIONS ON EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

Item 9(a) - The certifying officer, whose certifications are included herewith, has evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In his opinion, based on his evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared.

Further, in his opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

Item 9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment
Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.



By      /s/ MARK A. COFFELT                    Date  November 26, 2003
--------------------------------------         ------------------------
            Mark A. Coffelt, President and Chairman
            Texas Capital Value Funds, Inc.



                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mark A. Coffelt
   ---------------------------
   Principal Executive Officer

Date: November 26, 2003


By: /s/ Mark A. Coffelt
   ---------------------------
   Principal Financial Officer

Date: November 26, 2003

                         EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment
Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.